UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

SunCom Wireless Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15325	23-2974475
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1100 Cassatt Road
Berwyn, Pennsylvania
19312
(Address Of Principal Executive Offices, Including Zip Code)

(610) 651-5900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
PRESS RELEASE DATE MAY 5, 2005

Item 2.02. Results of Operations and Financial Condition

On May 5, 2005, SunCom Wireless Holdings, Inc. (formerly Triton PCS Holdings, Inc.) issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of this press release is being furnished as an exhibit to this report. The press release contains disclosure of Adjusted EBITDA, Adjusted EBITDA margin, average revenue per user (“ARPU”), cash costs per user (“CCPU”) and cost per gross addition (“CPGA”), each of which is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). Schedule 1 to the press release contains disclosure regarding management’s uses for such non-GAAP financial measures. A tabular reconciliation of the most directly comparable financial measure calculated and presented in accordance with GAAP for Adjusted EBITDA, ARPU, CCPU and CPGA also appear on Schedule 1.

The information required to be furnished pursuant to Item 2.02 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, except if SunCom specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

     a) Not applicable.

     b) Not applicable

     c) Exhibits:

99.1	Press Release dated May 5, 2005, announcing financial results for the quarter ended March 31, 2005 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOM WIRELESS HOLDINGS, INC.

Date May 5, 2005	By: /s/ David D. Clark

David D. Clark Executive Vice President, Chief Financial Officer and Secretary